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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 17, 1999


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                      0-13198                38-0811650
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State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization        File Number)        Identification No.)


                  1021 West Birchwood, Morton, Illinois 61550
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     309-266-7176
                                                   --------------------


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         (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 17, 1999, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, selected KPMG LLP ("KPMG") to serve as the Company's independent accountants for the fiscal year ended December 31, 1998, and the fiscal year ending December 31, 1999, and dismissed Clifton Gunderson L.L.C. ("Clifton Gunderson") as independent accountants for the Company. Clifton Gunderson had served as the independent accountants for Morton Metalcraft Holding Co. (which merged with and into the Company on January 20, 1998) for the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996. On April 14, 1998, as reported on Form 8-K dated April 16, 1998, and Form 8-K/A dated April 22, 1998, the Company's Board of Directors, acting upon the recommendation of the Board's Audit Committee selected Clifton Gunderson to serve as the Company's independent accountants. The action of the Board of Directors on February 17, 1999, dismissing Clifton Gunderson and appointing KPMG reflected the Board's determination that the Company's recent and anticipated growth merited the Company's selection of a recognized national accounting firm rather than a smaller, regional firm.

         During the period from April 14, 1998, to and including February 17, 1999, with respect to the Company, and prior thereto with respect to Morton Metalcraft Holding Co. ("Holding"), including the period from January 1, 1998, to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996, Clifton Gunderson's reports on the financial statements of Holding did not contain an adverse opinion or disclaimer of opinion, nor were they qualified in any way, and no reports of Clifton Gunderson were qualified as to uncertainty, audit scope, or accounting principles. (Clifton Gunderson issued no reports on the financial statements of the Company during the period that began April 14, 1998, and ended February 17, 1999.) During the same periods, neither the Company nor Holding had any disagreements with Clifton Gunderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the period from April 14, 1998, to and including February 17, 1999, with respect to the Company, and prior thereto with respect to Holding, including the period from January 1, 1998, to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996, Clifton Gunderson did not advise the Company or Holding (i) that either did not have internal controls necessary for the development of reliable financial statements; (ii) that information had come to Clifton Gunderson's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that Clifton Gunderson needed to expand significantly the scope of its audit, or that information had come to Clifton Gunderson's attention that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (b) cause it to be unwilling to rely on management's representations or be associated with the Company's or Holding's financial statements, or (iv) that information had come to Clifton Gunderson's attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

         During the period from April 14, 1998, to and including February 17, 1999, with respect to the Company, and prior thereto with respect to Holding, including the period from January 1, 1998 to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997, and 1996, neither the Company nor Holding consulted KPMG about (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company's or Holding's financial statements, or (b) any matter that was a subject of a disagreement between the Company or Holding and Clifton Gunderson or that was a reportable event of the kind described in clauses (i) through (iv) in the immediately preceding paragraph.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                        DESCRIPTION.
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  16.1                             Letter re change in certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTON INDUSTRIAL GROUP, INC.

                                              (Registrant)

Date:  February 18, 1999                By: /S/ Thomas D. Lauerman
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                                           Thomas D. Lauerman
                                           Vice President of Finance
                                           and Treasurer




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                                  EXHIBIT INDEX



EXHIBIT NO.                          DESCRIPTION.
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  16.1                               Letter re change in certifying accountant.




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